UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 22, 2006

Handleman Company

(Exact Name of Registrant as Specified in Its Charter)

Michigan

(State or Other Jurisdiction of Incorporation)

1-7923	38-1242806
(Commission File Number)	(IRS Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan	48084-4142
(Address of Principal Executive Offices)	(Zip Code)

(248) 362-4400

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On and effective February 22, 2006, Handleman Company’s Board of Directors approved changes to the Handleman Company Bylaws that allow the Company to issue shares of its stock in book entry form in addition to issuing shares in physical form. The amended sections of the Bylaws read as follows:

ARTICLE VI - CERTIFICATES OF STOCK AND SHAREHOLDERS OF RECORD

6.1 Certificates for Shares. Shares of the Company’s stock may be certificated or issued as Book Entry Shares, as provided under Michigan law at any time. The certificated shares of stock of the Corporation shall be represented by certificates signed by, or in the name of the Corporation by the Chairman of the Board, President or a Vice President, and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Corporation. Each holder of certificated shares of stock in the Corporation shall be entitled to have such a certificate certifying the number of shares owned by such holder in the Corporation.

6.2 Signatures. Any of or all the signatures on the certificates for the certificated shares may be a facsimile if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or its employee. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer at the date of issue. The seal of the Corporation or a facsimile thereof may, but need not, be affixed to the certificates of stock.

6.4 Book Entry Shares. The Board of Directors may authorize the issuance of some or all of the shares of any class or series without certificates (“Book Entry Shares”). The authorization will not affect shares already represented by certificates until the certificates are surrendered to the Company. Within a reasonable time after the issuance or transfer of shares without certificates, the Company’s transfer agent shall send the shareholder a written notification of the information required on certificates by applicable law, rule or regulation.

6.5 Transfer of Shares. The Company shall make transfers of stock on the Company’s books (a) upon the presentation of the certificates by the registered holder in person or by duly authorized agent or attorney, or upon presentation of proper evidence of succession, assignment or authority to transfer the stock and upon surrender of the appropriate certificates, or (b) in the case of Book Entry Shares, upon receipt of proper transfer instructions from the registered owner of such Book Entry Shares, or from a duly authorized agent or attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the stock.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
Exhibit 3(II)	Bylaws of Handleman Company as Amended February 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY

Date: February 28, 2006	By:	/s/ Thomas C. Braum, Jr.
	Name:	Thomas C. Braum, Jr.
	Title:	Senior Vice President and Chief Financial Officer